                                                                    Exhibit 24.0


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-17184) of Impact Systems, Inc. of our report dated May 16, 1997 appearing on page 12 of this Form 10-K.







PRICE WATERHOUSE LLP

San Francisco, California
June 27, 1997